CAPITAL DISCLOSURES	12 Months Ended
Dec. 31, 2018
Disclosure of share capital, reserves and other equity interest [Abstract]
CAPITAL DISCLOSURES

8.	CAPITAL DISCLOSURES
Pengrowth defines its capital as shareholders’ equity, long term debt, bank indebtedness and working capital, as applicable.
Due to the rapid deterioration of commodity prices commencing in late 2014, Pengrowth took several steps to manage its capital, primarily relating to reducing debt. Capital spending was reduced, non-core assets were divested, foreign exchange and commodity risk management swaps were monetized, the dividend was initially reduced and then suspended, the term Credit Facility was renewed for four years, and the covenants were largely aligned between the senior unsecured notes and term Credit Facility. Surplus cash was used to repay debt. Through 2018, Pengrowth has had discussions with the lead banks in its syndicate regarding a new credit agreement that will permit Pengrowth to access the high yield debt market to refinance substantially all of its existing term notes. Pengrowth is also exploring alternative financing arrangements including third party debt providers to refinance its entire debt portfolio. These discussions, if successful, may result in an offer for replacement debt at a higher cost than the current outstanding debt.
The Corporation is in discussions with the lending syndicate under its $330 million revolving Credit Facility on arrangements to extend the maturity date of the Credit Facility through September 30, 2019 to support the Strategic Review. The Corporation's objective is to finalize the extension agreement as soon as possible, and in advance of the current March 31, 2019 maturity date, however, there can be no assurance or guarantee that an extension will be obtained by the Corporation or on what terms. Refer to Note 1 for further discussion.
The only financial covenant relating to the term notes and Credit Facility is the Interest Coverage ratio. The Interest Coverage ratio changes each quarter until the fourth quarter of 2019 after which it remains at 4.0 times, as noted below. Any new or extended Credit Facility could contain new or different covenants and credit limits.

Year	Q1	Q2	Q3	Q4
2018	-	-	-	1.01 times
2019	1.13 times	1.19 times	1.23 times	4.0 times

Management monitors Pengrowth’s capital structure and covenant compliance using non-GAAP financial metrics. These metrics are trailing twelve months earnings before interest, taxes, DD&A, accretion ("EBITDA"), impairment, gain (loss) on disposition of properties, change in fair value of commodity risk management contracts, unrealized foreign exchange gain (loss), non-cash share based compensation expense, restructuring costs and EBITDA related to material divestments ("Adjusted EBITDA") and Adjusted EBITDA to Interest and Financing Charges ratio (the "Interest Coverage" ratio). Trailing 12 month interest and financing charges can be adjusted for the fees and interest expense related to debt repaid with asset divestment proceeds.
Compliance with the Interest Coverage ratio is closely monitored by management as part of Pengrowth’s overall capital management objectives. The covenant is based on specific definitions prescribed in the debt agreements. Throughout the period ended December 31, 2018, Pengrowth was in compliance with all financial covenants. Due to the return of the Debt to EBITDA covenant and increase of the Interest Coverage ratio to 4.0 times there remains a risk around Pengrowth's ability to stay in compliance with its debt covenants at the end of 2019.
At December 31, 2018, Pengrowth has approximately $81.4 million of capacity on its Credit Facility, net of drawings and outstanding letters of credit.
The following table provides a reconciliation between the opening and closing balances for liabilities arising from financing activities at December 31, 2018:

	Term Notes	Canadian dollar Term Credit Facility	Convertible debentures
Balance, December 31, 2016	$1,560.7	$—	$126.6
Increase (decrease) due to:
Foreign exchange impact of the Canadian dollar on U.S. and U.K. denominated debt	(65.1)	—	—
Credit Facility borrowing	—	109.0	—
Repayment	(996.0)	—	(126.6)
Issue cost amortization	1.9	—	—
Balance, December 31, 2017	$501.5	$109.0	$—
Increase (decrease) due to:
Foreign exchange impact of the Canadian dollar on U.S. and U.K. denominated debt	39.6	—	—
Credit Facility borrowing	—	64.5	—
Balance, December 31, 2018	$541.1	$173.5	$—

The following is a summary of Pengrowth’s capital structure, excluding shareholders’ equity:

	As at
	December 31, 2018	December 31, 2017
Long term debt (1)	$714.6	$610.5
Working capital (surplus) deficiency (2)	35.9	80.6
	$750.5	$691.1

(1)	Includes current portion of long term debt, as applicable.

(2)	Working capital (surplus) deficiency is calculated as current liabilities less current assets per the Consolidated Balance Sheets, excluding the current portions of long term debt, as applicable.